                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                            --------------

                   John Millette, Vice President and Secretary
                      Scudder Gold and Precious Metals Fund
                  Deutsche Investment Management Americas, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Gold and Precious Metals Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Gold and Precious Metals Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A(a)	12.88%	8.92%	24.47%	4.97%	4.12%
Class B(a)	12.46%	8.03%	23.45%	4.12%	3.28%
Class C(a)	12.59%	8.15%	23.48%	4.14%	3.31%
S&P 500 Index+	4.48%	-13.31%	-12.97%	-2.43%	9.66%
London Bullion Market Association Gold Index++	-8.37%	9.26%	6.98%	1.62%	-.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total return for the periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 10.49	$ 10.47	$ 10.46
10/31/02	$ 9.33	$ 9.31	$ 9.29
Distribution Information: Six Months:
Income Dividends	$ .06	$ -	$ -

Class A Lipper Rankings - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	41	12

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Gold and Precious Metals Fund - Class A(c) [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,266	$18,176	$12,011	$14,115
	Average annual total return	2.66%	22.04%	3.73%	3.51%
Class B(c)	Growth of $10,000	$10,503	$18,613	$12,135	$13,814
	Average annual total return	5.03%	23.01%	3.95%	3.28%
Class C(c)	Growth of $10,000	$10,707	$18,641	$12,129	$13,711
	Average annual total return	7.07%	23.07%	3.93%	3.21%
S&P 500 Index+	Growth of $10,000	$8,669	$6,592	$8,844	$25,149
	Average annual total return	-13.31%	-12.97%	-2.43%	9.66%
London Bullion Market Association Gold Index++	Growth of $10,000	$10,926	$12,243	$10,838	$9,505
	Average annual total return	9.26%	6.98%	1.62%	-.51%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	6-Month*	1-Year	3-Year	5-Year	10-Year
Scudder Gold and Precious Metals Fund - Class S	12.87%	9.02%	24.68%	5.19%	4.37%
S&P 500 Index+	4.48%	-13.31%	-12.97%	-2.43%	9.66%
London Bullion Market Association Gold Index++	-8.37%	9.26%	6.98%	1.62%	-.51%

	6-Month*	1-Year	Life of Class**
Scudder Gold and Precious Metals Fund - Class AARP	13.08%	9.23%	27.63%
S&P 500 Index+	4.48%	-13.31%	-14.70%
London Bullion Market Association Gold Index++	-8.37%	9.26%	8.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns for the periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 10.48	$ 10.47
10/31/02	$ 9.34	$ 9.34
Distribution Information: Six Months: Income Dividends	$ .09	$ .09

Class S Lipper Rankings - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	41	10
3-Year	10	of	32	31
5-Year	6	of	27	22
10-Year	1	of	16	6

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund - Class S [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended April 30

Comparative Results
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,902	$19,383	$12,879	$15,345
	Average annual total return	9.02%	24.68%	5.19%	4.37%
S&P 500 Index+	Growth of $10,000	$8,669	$6,592	$8,844	$25,149
	Average annual total return	-13.31%	-12.97%	-2.43%	9.66%
London Bullion Market Association Gold Index++	Growth of $10,000	$10,926	$12,243	$10,838	$9,505
	Average annual total return	9.26%	6.98%	1.62%	-.51%

Scudder Gold and Precious Metals Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$10,923	$18,736
	Average annual total return	9.23%	27.63%
S&P 500 Index+	Growth of $10,000	$8,669	$6,632
	Average annual total return	-13.31%	-14.70%
London Bullion Market Association Gold Index++	Growth of $10,000	$10,926	$12,306
	Average annual total return	9.26%	8.48%

The growth of $10,000 is cumulative

Notes to Performance Summary - Classes AARP and S

** Class AARP shares commenced operations on October 2, 2000. Index returns begin September 30, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Portfolio Managers Darko Kuzmanovic and Euan Leckie are based in Sydney, Australia. Below, they discuss Scudder Gold and Precious Metals Fund's strategy and the market environment during the semiannual period ended April 30, 2003.

Q: How did Scudder Gold and Precious Metals Fund perform for the semiannual period ended April 30, 2003?

A: Scudder Gold and Precious Metals Fund provided an attractive 12.88% return (Class A shares unadjusted for sales charge) for the six months ended April 30, 2003. (Please see pages 3 through 8 for the performance of other share classes.) This outpaced a return of 4.48% for the unmanaged Standard & Poor's 500 index, the fund's benchmark. The fund also outperformed the 7.65% return of its peers in the Lipper Gold Oriented Funds category1 for the same time frame. The fund's portfolio, like those of its peers, contains many mid-cap and small-company stocks and is concentrated in one sector. The unmanaged S&P 500 index, which is not available for direct investment, is a group of large-company stocks. For the semiannual period, Scudder Gold and Precious Metals Fund (Class A shares unadjusted) also outperformed the unmanaged London Bullion Market Association Gold Index, which is an internationally published benchmark for the price of gold and not available for direct investment. The index returned -8.37% for the period.

1 The Lipper Gold Oriented Funds category represents funds that invest at least 65% of their portfolios in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

Q: How did the price of gold fare over the past half year in light of political and economic events?

A: The price of gold these past six months was a bit choppy. Starting in November 2002 at $319 an ounce, the price began to climb as concern regarding Iraq heightened, and it accelerated to a high of $390 in the second week of February. It then began to move down, pausing in the $350 area through the remainder of February. March was a tough month for the price of gold as the broader markets and US dollar rallied when it became clear that the war in Iraq would come to a rapid conclusion. From a high of $347 per ounce at the beginning of the month, gold dropped to $334 by March 31. The war premium that made the price soar earlier in the year had evaporated by early April. However, the US dollar did an about-face and lost strength, which helped the price of gold move back up in April. In times of a declining dollar, people typically use their dollars to buy gold because they believe gold will preserve their purchasing power and act as a hedge against currency risk. As the demand for gold increases, the price of gold gets driven up. Throughout April, it seemed to demonstrate a more stable pattern of having an uptick, consolidating at that level, and then moving up and consolidating. So, it has been a lot steadier than it was heading into the year with war fever going on. By April 30, it was back to $339 per ounce.

The US dollar could gain some strength, mainly because its downward movement has been so sharp to date, but we believe the overall trend for the dollar is going to be down relative to other currencies. In addition to the declining dollar, we believe a number of other issues bode well for the price of gold:

• The latest economic data are fairly disappointing, especially in the areas of manufacturing and employment.

• The US current account deficit is growing and will continue to do so. A current account deficit indicates that US payments to the rest of the world are exceeding receipts from the rest of the world.

• Consumers are stretched and won't contribute significantly to near-term growth.

• Producer dehedging continues to take gold out of the market. Selling the right to own gold in the future at today's price is called hedging. Gold producers often sell hedges when they believe the price of gold will decline in the future. Dehedging involves buying back those rights. Producers often dehedge when they believe they can sell future gold for more than the price they agreed to in a hedge. When producers close out hedges, they typically reduce the gold supplied to the market. Less supply puts upward pressure on the price of gold.

• Recent terrorist attacks in the Middle East and Africa are triggering more geopolitical concern, which often spurs the price of gold.

• Central bank selling is under control. In Asia, central banks may actually buy more gold. China has a huge supply of US dollars and may buy more gold to hedge its reserves.

Q: The fund's Class A shares' Lipper ranking put it in the top 12% for the one-year period ended April 30, 2003. What strategies have you applied that may be contributing to the fund's success relative to many of its peers in Lipper's Gold Oriented Funds category?

A: A lot of the other funds seem to focus on well-known companies; often, they'll have more than 50% of the fund in conventional names everyone knows about. We hold conventional names as well, but we've managed to avoid some of the problems and underperformance experienced by several of the major gold companies.

Equally important, we've identified a number of junior-company opportunities that have material value and share price upside due to one or more of the following factors:

• Exploration success adding gold resources

• Early project development

• Expansion of existing capacity

An example of such a company that has done well for us in North America is Minefinders Corporation, which has a gold and silver property in Mexico. The company keeps getting bigger and bigger as the size of its deposit keeps expanding. We believe that as it builds on its success at finding more gold and silver, Minefinders is becoming ripe as a takeover target for a larger company.

This is another reason we're excited about these junior companies that either have uncovered new deposits or are successful at expanding capacity - they offer upside potential as possible participants in merger and acquisition activity. To stay competitive, gold-related companies have to find millions of new ounces per year. That's getting harder to do, since most of the big deposits have been found. Therefore, for a lot of companies to get bigger, they've got to acquire other companies. So, we expect that consolidation will play an increasingly important role in the industry going forward. This means that the junior companies that are finding good deposits are likely to be takeover targets. As they find more gold and raise their market capitalization, they become more attractive to the larger companies.

A drawback of junior companies is their lack of liquidity, which can leave the fund exposed in a bear market. Therefore, we monitor these lesser-known companies closely.

2 Source: Lipper Inc. Scudder Gold and Precious Metals Fund (Class A shares) ranked 5 out of 41 (12%) for the 1-year period as of April 30, 2003. There were 41 funds in Lipper's Gold Oriented Funds category for the period. Ranking is based on the fund's total return during the period cited and includes all applicable fees and expenses. Performance assumes reinvestment of dividends and includes capital gains and is no guarantee of future results.

Q: What are some additional strategies you've applied over the six-month period?

A: We've also tried to avoid being overconcentrated in one country or particular geographical region. As a starting point, we use the Salomon Smith Barney Global Precious Metals and Minerals IndexSM as a baseline for regional allocation analysis.3 Our portfolio currently spans more than 20 countries. If you have too much invested in one country, you are vulnerable to that country's political and regulatory climate as well as currency fluctuations. We're seeing an example of this in South Africa. The country's gold market is suffering because of the strength of the rand currency, which is cutting into margins. Fortunately, we were underweight in South Africa during the semiannual period, but we believe a number of other funds might have been caught off guard by this. By underweight, we mean the percentage of the holdings from that country in the fund's portfolio is lower than the percentage in the Salomon Smith Barney Global Precious Metals and Minerals Index.

We're monitoring the situation in South Africa closely. When we think the rand has crested, we expect to increase our weight there.

3 The Salomon Smith Barney (SSB) Global Precious Metals and Minerals Index is a subset of the Global Salomon Smith Barney Broad Market Index System, which includes all companies with a float capital of at least $100 million. The SSB Global Precious Metals and Minerals Index includes companies in both developed and emerging market regions that are involved in the precious metals sector.

Q: What stocks contributed to the fund's performance during the period?

A: Normally, stocks of gold-related companies trail the gold price to some extent, but some leading names such as Newmont have actually been achieving good performance independent of this factor due to their success at finding more gold. Another company that has been successful is Randgold in West Africa. At the end of the period, it was our second largest holding, representing 6.0% of the fund's market value as of April 30. Randgold has both an exploration and a production presence in West Africa. The company's high-grade, low-cost production has contributed to the soundness of the stock. (As of period end, the positions in Newmont had been sold.)

As mentioned, we think we are doing a good job investing in junior companies with promising exploration operations, and this has added to our performance.

For example, Kenor and Celtic Resources performed well for us. Kenor is a Norwegian-based company that is getting exploration results in West Africa and continues to add gold to its system. We expect that Kenor is soon to be listed in the United States, which will make it more attractive to investors from a liquidity standpoint. Celtic Resources, a United Kingdom company with operations in the former Soviet Union, has taken off in just the last few weeks of April. Celtic has a mine of its own, which has started producing gold on a modest basis. The company has an opportunity to expand the mine considerably. Reserves are larger than originally estimated, and Celtic has secured financing to grow operations. In addition, Celtic acquired an interest in a major new deposit. Ivanhoe Mines, a manager in Mongolia and our largest holding, has proved to be a steady stock that has helped buoy the fund when other stocks have gone down. In general, the main performers have been stocks identified with the discovery of gold or with better production and smaller names.

Q: What stocks detracted from the fund's performance during the period?

A: Gabriel, which has a large deposit in Romania for development that we thought was underpriced, proved to be a detriment. Unfortunately, there were budget overruns, and the cost of this project went up more than 50%. More recently, there were problems with Gabriel's management. Although the new management is working to get the situation back under control, we've reduced our holding in Gabriel because profits are being lost and share price is falling in the meantime.

Another disappointment is Barrick, which was stagnant in its stock price for quite some time. However, there was a recent management overhaul at Barrick, and the new management is launching a strategy that we find compelling. As of May 2003, the stock rebounded.

Q: How have platinum and palladium performed?

A: We have a pretty small exposure to platinum right now, and it's largely at the exploring end. Platinum's price recently outperformed gold, but the stocks haven't done well, and this is partly related to the strength of the rand and additional uncertainty in South Africa. A money bill has been introduced that would require platinum companies to pay a 4% royalty to the South African government. This has kept investors out of South African platinum-related stocks. One area of strength for platinum is the current European trend to use more diesel engines in automobiles - diesels require more platinum in their construction. Despite this bright spot, people are looking through the price and seeing pressure on most of the main end uses for platinum, so we don't believe the high price can last.

Palladium prices have been under significant pressure during 2002 due principally to significant US automaker inventory destocking (reduction) and concerns about Russian inventory and sales plans. After buying significant volumes of palladium in 2000 at historically high prices, US automakers were hit by the economic downturn of 2001. They subsequently wrote off and sold off inventory while stopping market purchases. The net result was a significant price reversal from greater than $1,000 per ounce in 2000 to less than $200 per ounce by the first quarter of 2003. At this level, palladium is extremely price competitive with platinum (at $650 per ounce) in autocatalyst use. We remain positive on palladium prices due to:

• Anticipated automaker restocking, even given the benign auto production environment

• More disciplined sales by Norilsk, the world's #1 producer

• Delays in new South African platinum/palladium project developments and production problems in North America

The price differential is likely to cause US automakers to switch from platinum to palladium in autocatalysts.

Q: What is happening with jewelry demand?

A: Jewelry demand worldwide has been hit by the rise in the gold price due to the war premium. Areas such as India are price sensitive, and Indian jewelry demand has fallen significantly. Indians often buy jewelry as a means to store wealth because they don't have access to banks in the outlying villages. Demand is starting to turn around. The government has reduced some of the regulations on gold imports, and there's a marriage season going on right now, which inherently boosts the sale of gold jewelry. There tends to be a cycle in which prices rise, jewelry demand slows, prices stabilize, and people get used to higher prices and come back to buy again.

The other area we are watching is China, where the government is greatly deregulating the markets and allowing the Chinese to buy gold more readily. We see a significant amount of gold bought for jewelry and investment purposes in China.

Truth be told, we don't see jewelry demand as being critical right now. Gold has performed despite the fact that jewelry demand has been weaker, and we don't expect jewelry demand to weaken further.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Quality Distributions	4/30/03	10/31/02

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	25%	40%
Tier II: Major established gold producers	22%	29%
Tier III: Junior gold producers with medium cost production	35%	14%
Tier IV: Companies with some gold production on stream or in startup	7%	7%
Tier V: Primarily exploration companies with or without mineral reserves	11%	10%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (57.4% of Portfolio)
1. Ivanhoe Mines Ltd.	Canada	13.0%
2. Randgold Resources Ltd.	United Kingdom	6.0%
3. Goldcorp, Inc.	Canada	5.6%
4. Kinross Gold Corp.	Canada	5.6%
5. Placer Dome, Inc.	Canada	5.5%
6. Glamis Gold Ltd.	Canada	5.3%
7. Barrick Gold Corp.	Canada	4.9%
8. Gold Fields Ltd.	South Africa	4.6%
9. Wheaton River Minerals, Ltd.	Canada	3.6%
10. Minefinders Corp., Ltd.	Canada	3.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.3%
Australia 7.5%
Adamus Resources Ltd.*	1,137,628	235,255
Aquarius Platinum Ltd.	700,000	2,281,006
Emperor Mines Ltd.*	3,100,000	1,126,717
Giants Reef Mining Ltd.* (b)	35,000,000	965,041
Giants Reef Mining NL* (Warrants) (b)	25,000,000	109,664
Highlands Pacific Ltd.*	2,000,000	332,125
Newcrest Mining Ltd.*	1,000,000	4,104,558
Oxiana Resources NL*	3,000,000	977,574
Sipa Resources International NL*	8,000,000	1,278,366
Tanami Gold NL*	3,000,000	206,794
		11,617,100
Canada 70.9%
Aber Diamond Corp.*	190,000	3,721,197
Agnico-Eagle Mines Ltd.	150,000	1,508,169
Alamos Gold, Inc.*	600,000	452,451
Anooraq Resources Corp.*	57,500	22,081
Apollo Gold Corp.* (b)	2,176,400	4,467,683
Apollo Gold Corp.* (Warrants) (b)	375,000	416,736
Barrick Gold Corp.*	500,000	7,585,079
Bema Gold Corp.*	4,000,000	4,245,217
Bema Gold Corp.* (Warrants)	1,565,500	617,587
Bolivar Gold Corp.* (Warrants) (d)	2,133,334	946,013
FNX Mining Co., Inc.*	800,000	3,379,416
Gabriel Resources Ltd.*	2,500,000	4,398,827
Glamis Gold Ltd.*	740,000	8,225,667
Goldcorp, Inc.	840,000	8,774,194
Golden Star Resources Ltd.*	2,000,000	3,491,133
Golden Star Resources Ltd.* (Warrants)	240,000	78,760
IAMGOLD Corp.	819,800	4,006,843
Ivanhoe Mines Ltd.*	8,900,000	20,258,344
Kinross Gold Corp.*	1,400,000	8,651,026
Minefinders Corp., Ltd.*	942,500	5,133,012
Placer Dome, Inc.	850,000	8,516,618
QGX Ltd.*	278,800	204,399
QGX Ltd.* (d)	500,000	329,912
SouthernEra Resources Ltd.*	1,220,000	5,034,353
St. Jude Resources Ltd.*	135,700	111,804
Wheaton River Minerals Ltd.* (b)	5,750,000	5,018,503
Wheaton River Minerals Ltd.* (Warrants) (b)	1,625,000	567,310
		110,162,334
Ireland 1.9%
Celtic Resources*	1,250,000	2,928,627
Norway 3.0%
Kenor ASA* (b)	6,288,000	4,662,103
Peru 2.7%
Compania de Minas Buenaventura SA (ADR)	160,000	4,256,000
Russia 1.5%
GMK Norilsk Nickel (ADR)*	100,000	2,300,000
South Africa 4.6%
Gold Fields Ltd.	700,000	7,105,000
United Kingdom 6.2%
Kalahari Diamonds Ltd.* (d)	322,580	412,709
Randgold Resources Ltd. (ADR)*	620,000	9,306,200
		9,718,909
Total Common Stocks (Cost $137,687,278)		152,750,073

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.32% (c) (Cost $2,680,844)	2,680,844	2,680,844
Total Investment Portfolio - 100.0% (Cost $140,368,122) (a)		155,430,917

* Non-income producing security.
(a) The cost for federal income tax purposes was $141,732,847. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $13,698,070. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,557,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,859,072.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at April 30, 2003, amounted to $1,688,634 which represents 1.07% of net assets. Information concerning such restricted securities at April 30, 2003 is as follows:
Securities	Acquisition Date	Acquisition Cost ($)
Bolivar Gold Corp.	February 2003	$ 1,072,243
QGX Ltd.	January 2003	389,307
Kalahari Diamonds Ltd.	December 2002	514,790

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $127,763,568)	$ 139,223,877
Affiliated issures (cost $12,604,554)	16,207,040
Total investments in securities, at value (cost $140,368,122)	155,430,917
Foreign currency, at value (cost $322)	318
Receivable for investments sold	13,062,628
Dividends receivable	26,816
Receivable for Fund shares sold	238,396
Due from Advisor	11,867
Total assets	168,770,942
Liabilities
Payable for investments purchased	10,051,642
Payable for Fund shares redeemed	444,856
Accrued management fee	124,193
Other accrued expenses and payables	98,141
Total liabilities	10,718,832
Net assets, at value	$ 158,052,110
Net Assets
Net assets consist of: Accumulated net investment loss	(2,228,036)
Net unrealized appreciation (depreciation) on: Investments	15,062,795
Foreign currency related transactions	(48,586)
Accumulated net realized gain (loss)	(49,574,744)
Paid-in capital	194,840,681
Net assets, at value	$ 158,052,110

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($16,356,532 / 1,559,700 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.49
Maximum offering price per share (100 / 94.25 of $10.49)	$ 11.13
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,592,889 / 724,936 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.47
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,426,336 / 614,202 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.46
Maximum offering price per share (100 / 99.0 of $10.46)	$ 10.57
Class AARP Net Asset Value, offering and redemption price per share ($5,504,500 / 525,031 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.48
Class S Net Asset Value, offering and redemption price per share ($122,171,853 / 11,668,723 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $21,510)	$ 565,479
Interest	31,631
Total Income	597,110
Expenses: Management fee	787,872
Administrative fee	515,227
Distribution service fees	68,100
Directors' fees and expenses	4,966
Other	7,753
Total expenses	1,383,918
Net investment income (loss)	(786,808)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,175,431
Investments - Affiliated issuers	563,996
Foreign currency related transactions	(44,730)
3,694,697
Net unrealized appreciation (depreciation) during the period on: Investments	12,696,077
Foreign currency related transactions	(44,234)
12,651,843
Net gain (loss) on investment transactions	16,346,540
Net increase (decrease) in net assets resulting from operations	$ 15,559,732

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ (786,808)	$ (457,563)
Net realized gain (loss) on investment transactions	3,694,697	34,343,410
Net unrealized appreciation (depreciation) on investment transactions during the period	12,651,843	(68,960)
Net increase (decrease) in net assets resulting from operations	15,559,732	33,816,887
Distributions to shareholders from: Net investment income: Class A	(62,821)	(2,758)
Class C	-	(84)
Class AARP	(37,835)	(14,579)
Class S	(1,110,185)	(1,092,078)
Fund share transactions: Proceeds from shares sold	71,346,962	122,621,759
Reinvestment of distributions	1,119,247	1,022,883
Cost of shares redeemed	(61,624,511)	(121,824,383)
Net increase (decrease) in net assets from Fund share transactions	10,841,698	1,820,259
Increase (decrease) in net assets	25,190,589	34,527,647
Net assets at beginning of period	132,861,521	98,333,874
Net assets at end of period (including accumulated net investment loss of $2,228,036 and $230,387, respectively)	$ 158,052,110	$ 132,861,521

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.06)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	1.28	2.63	.00[d]
Total from investment operations	1.22	2.56	.02
Less distributions from: Net investment income	(.06)	(.06)	-
Net asset value, end of period	$ 10.49	$ 9.33	$ 6.83
Total Return (%)[e]	12.88**	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	8.3
Ratio of expenses (%)	1.90*	1.93	1.87*
Ratio of net investment income (loss) (%)	(1.15)*	(.61)	.85*
Portfolio turnover rate (%)	82*	163	113
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.10)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	1.26	2.64	(.01)
Total from investment operations	1.16	2.50	.00
Net asset value, end of period	$ 10.47	$ 9.31	$ 6.81
Total Return (%)[d]	12.46**	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5.3
Ratio of expenses (%)	2.73*	2.73	2.67*
Ratio of net investment income (loss) (%)	(1.97)*	(1.41)	.05*
Portfolio turnover rate (%)	82*	163	113
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.10)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	1.27	2.64	(.01)
Total from investment operations	1.17	2.49	.00
Less distributions from: Net investment income	-	(.01)	-
Net asset value, end of period	$ 10.46	$ 9.29	$ 6.81
Total Return (%)[d]	12.59**	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	2.1
Ratio of expenses (%)	2.72*	2.71	2.64*
Ratio of net investment income (loss) (%)	(1.97)*	(1.39)	.08*
Portfolio turnover rate (%)	82*	163	113
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.34	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.03)	.09	.00[d]
Net realized and unrealized gain (loss) on investment transactions	1.28	2.62	1.46	(.43)
Total from investment operations	1.23	2.59	1.55	(.43)
Less distributions from: Net investment income	(.09)	(.08)	(.02)	-
Net asset value, end of period	$ 10.48	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	13.08**	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	1.02
Ratio of expenses (%)	1.66*	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(.90)*	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	82*	163	113	15
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.34	$ 6.83	$ 5.31	$ 6.73	$ 6.37	$ 6.65
Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)	(.03)	.09	.02	.00[d]	.00[d]
Net realized and unrealized gain (loss) on investment transactions	1.27	2.62	1.45	(1.35)	.36	(.28)
Total from investment operations	1.22	2.59	1.54	(1.33)	.36	(.28)
Less distributions from: Net investment income	(.09)	(.08)	(.02)	-	-	-
In excess of net investment income	-	-	-	(.09)	-	-
Total distributions	(.09)	(.08)	(.02)	(.09)	-	-
Net asset value, end of period	$ 10.47	$ 9.34	$ 6.83	$ 5.31	$ 6.73	$ 6.37
Total Return (%)	12.87**	38.36	28.99	(20.08)	5.65	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	114	96	82	116	130
Ratio of expenses before expense reductions (%)	1.66*	1.65	1.59	1.84[e]	2.01	2.13*
Ratio of expenses after expense reductions (%)	1.66*	1.65	1.59	1.81[e]	2.01	2.13*
Ratio of net investment income (loss) (%)	(.90)*	(.33)	1.40	.31	.05	(.08)*
Portfolio turnover rate (%)	82*	163	113	15	91	154*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), formerly "Scudder Gold Fund," is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $53,124,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($42,901,000) and October 31, 2007 ($10,223,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,087,319
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (53,124,000)
Net unrealized appreciation (depreciation) on investments	$ 903,353

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 1,109,499

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $67,949,633 and $62,705,326 respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"). The Advisor compensates DIAL out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 45,828	$ 8,875
Class B	24,506	4,417
Class C	14,402	3,342
Class AARP	413,543	63,695
Class S	16,948	3,005
	$ 515,227	$ 83,334

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, extraordinary expenses, taxes, brokerage, interest, Rule12b-1 and/or service fees, directors and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 25,351	$ 4,569
Class C	15,431	3,580
	$ 40,782	$ 8,149

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 14,188	$ 3,190.21%
Class B	8,000	1,555.24%
Class C	5,130	1,275.25%
	$ 27,318	$ 6,020

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended April 30, 2003 aggregated $22,997 and $605 respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $253 and $3,814, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2003, SDI received $500.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $28,024 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was not reduced for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2003 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Interest Income ($)	Value ($)
Apollo Gold Corp.	2,551,400	3,169,432	-	-	-	4,884,419
EAGC Ventures Corp.	-	-	2,762,763	-	-	-
Giants Reef Mining Ltd.	60,000,000	297,675	-	-	-	1,074,705
Kenor ASA	6,288,000	414,728	573,335	326,505	-	4,662,103
Wheaton River Minerals Ltd.	7,375,000	2,986,454	2,817,437	237,491	-	5,585,813
						16,207,040

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,473,245	$ 16,239,532	1,651,658	$ 16,287,995
Class B	585,619	6,485,156	903,359	8,943,887
Class C	526,440	5,733,595	707,546	6,220,149
Class AARP	414,548	4,573,124	886,241	8,652,575
Class S	3,489,449	38,315,555	9,493,594	82,517,153
		$ 71,346,962		$ 122,621,759
Shares issued to shareholders in reinvestment of distributions
Class A	5,069	$ 56,620	385	$ 2,621
Class C	-	-	12	81
Class AARP	3,205	35,766	2,002	13,612
Class S	92,095	1,026,861	148,024	1,006,569
		$ 1,119,247		$ 1,022,883
Shares redeemed
Class A	(810,108)	$ (8,597,450)	(799,971)	$ (7,476,328)
Class B	(369,542)	(3,961,698)	(444,156)	(4,450,109)
Class C	(160,838)	(1,723,274)	(472,255)	(3,708,562)
Class AARP	(308,396)	(3,240,759)	(650,348)	(6,340,424)
Class S	(4,076,203)	(44,101,330)	(11,587,563)	(99,848,960)
		$ (61,624,511)		$ (121,824,383)
Net increase (decrease)
Class A	668,206	$ 7,698,702	852,072	$ 8,814,288
Class B	216,077	2,523,458	459,203	4,493,778
Class C	365,602	4,010,321	235,303	2,511,668
Class AARP	109,357	1,368,131	237,895	2,325,763
Class S	(494,659)	(4,758,914)	(1,945,945)	(16,325,238)
		$ 10,841,698		$ 1,820,259

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SGDAX	810904-300
Class B	SGDBX	810904-409
Class C	SGDCX	810904-508

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SGLDX	119
Class S	SCGDX	019

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund,
                                    a series of Scudder Mutual Funds, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Gold and Precious Metals Fund, a
                                    series of Scudder Mutual Funds, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -----------------------------